[ADVISOR CLASS]



STRONG
OPPORTUNITY FUND II

PROSPECTUS  July 12, 2001,
as supplemented on August 2, 2001


Shares of the fund are only offered and sold to the separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus of the separate account of the specific insurance product that preceded or accompanies this prospectus.





























THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

WHAT ARE THE FUND'S GOALS?                                                     1

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?                           1

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?                              1

WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGER?                   2

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW                                    2

FINANCIAL HIGHLIGHTS                                                           2

DISTRIBUTION FEES                                                              2

VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS                         3

SHARE PRICE                                                                    3

BUYING SHARES                                                                  3

SELLING SHARES                                                                 3

ADDITIONAL POLICIES                                                            3

DISTRIBUTION AND TAX POLICIES                                                  3

RESERVED RIGHTS                                                                3

FOR MORE INFORMATION                                                  BACK COVER


















IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

WHAT ARE THE FUND'S GOALS?

The STRONG OPPORTUNITY FUND II seeks capital growth.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The OPPORTUNITY FUND II invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's manager believes are underpriced, yet have attractive growth prospects. The manager bases the analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The manager determines a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when its price no longer compares favorably with the company's private market value.

The manager may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's manager determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the fund earning a lower return than it would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the fund may not achieve its investment goals.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

STOCK RISKS: The fund's major risks are those of investing in the stock market. This means the fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

FOREIGN SECURITIES RISKS: The fund may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

MANAGEMENT RISK: The fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the manager will produce the desired results.

NOT INSURED RISK: An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SMALL AND MEDIUM COMPANIES RISKS: The fund invests a substantial portion of its assets in the stocks of small- and medium-capitalization companies. Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

VALUE-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the fund focuses on value-style stocks, its performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

The fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The fund is not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE
The fund has adopted a multiple class plan. The fund offers Investor Class shares and Advisor Class shares. Only the Advisor Class shares are offered in this prospectus. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and each class of shares is subject to different administrative and transfer agency fees and expenses. Because 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Advisor Class shares and may cost more than paying other types of sales charges.

FUND PERFORMANCE
The following return information illustrates how the performance of the fund's Advisor Class shares can vary, which is one indication of the risks of investing in the fund. Performance results for Advisor Class shares, which were first offered on July 12, 2001, are based on the historical performance of the fund's Investor Class shares from the inception of the fund through to July 11, 2001, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares. The Investor Class shares of the fund are not offered by this prospectus. The returns for the Advisor Class shares are substantially similar to those of the Investor Class shares because each is invested in the same portfolio of securities and the only differences relate to the differences in the fees and expenses of each class of shares. Please keep in mind that the past performance does not represent how a fund will perform in the future. The return information includes the effect of deducting the fund's expenses, but does not include charges and expenses attributable to any insurance product. If those charges and expenses were included, the performance would have been lower. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS
---------------------------
   Year      Opportunity
               Fund II
---------------------------
---------------------------
   1993           24.8%
---------------------------
---------------------------
   1994            3.2%
---------------------------
---------------------------
   1995           25.4%
---------------------------
---------------------------
   1996           17.7%
---------------------------
---------------------------
   1997           25.0%
---------------------------
---------------------------
   1998           13.1%
---------------------------
---------------------------
   1999           34.5%
---------------------------
---------------------------
   2000            6.2%
---------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)
Best quarter return:  17.9% (4th Q 1999)
Worst quarter return:  -14.8% (3rd Q 1998)

AVERAGE ANNUAL TOTAL RETURNS

                                 AS OF 12-31-00
FUND/INDEX                          1-YEAR           5-YEAR                     SINCE FUND INCEPTION(1)
OPPORTUNITY FUND II                  6.18%            18.92%                     18.84%
S&P MidCap 400 Index(2)             17.51%            20.41%                     17.73%
Russell Midcap Index(3)              8.25%            16.69%                     16.31%
Lipper Multi-Cap Value Funds Index(4)9.64%            13.69%                     13.93%

(1) THE OPPORTUNITY FUND II COMMENCED OPERATIONS ON MAY 8, 1992 AND FIRST OFFERED ADVISOR CLASS SHARES ON JULY 12, 2001.
(2) THE S&P MIDCAP 400 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS.
(3) THE RUSSELL MIDCAP INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS. PREVIOUS PERFORMANCE COMPARISONS HAVE SHOWN THE FUND COMPARED TO AN EQUIVALENT INVESTMENT IN THE S&P MIDCAP 400 INDEX. WE ARE REPLACING THIS INDEX WITH THE RUSSELL MIDCAP INDEX AS WE BELIEVE THE RUSSELL MIDCAP INDEX MORE ACCURATELY REFLECTS THE FUND'S INVESTMENT PROGRAM.
(4) THE LIPPER MULTI-CAP VALUE FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY.


WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGER?

Strong Capital Management, Inc. (Strong) is the investment advisor for the fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of May 31, 2001, of over $45 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

As compensation for its advisory services, the fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of the fund.

AVERAGE DAILY NET ASSETS                      ANNUAL MANAGEMENT FEE RATE
--------------------------------------------- ----------------------------------
For assets under $4 billion                             0.75%
For the next $2 billion in assets                      0.725%
For assets of $6 billion and above                      0.70%

RICHARD T. WEISS manages the fund. He has over 25 years of investment experience and has managed the fund since its inception in May 1992. Mr. Weiss joined Strong as a portfolio manager in March 1991 from Stein Roe & Farnham, where he began his career as a research analyst in 1975. He was named a portfolio manager in 1981. Mr. Weiss received his bachelor's degree in business administration from the University of Southern California in 1973 and his master's of business administration in business from Harvard Graduate School of Business Administration in 1975. In addition, Mr. Weiss is a member of Strong's Executive Committee.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

To a limited  extent,  the fund may  participate in the initial public  offering
(IPO) market. When a fund is small, IPOs may greatly increase the fund's total returns. But, as the fund grows larger, the fund is unlikely to achieve the same level of returns from IPOs. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.


FINANCIAL HIGHLIGHTS

This information describes investment performance of the Investor Class shares of the fund for the periods shown. Certain information reflects financial results for a single Investor Class fund share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The Advisor Class shares of the fund were first offered on July 12, 2001. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.



                                                                 Dec. 31,      Dec. 31,    Dec. 31,    Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA/(a)/                                       2000          1999        1998        1997         1996
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $   25.99     $   21.72    $  21.70   $   19.24     $ 17.04
Income From Investment Operations:
  Net Investment Income                                              0.09          0.06        0.05        0.07        0.13
  Net Realized and Unrealized Gains on Investments                   1.41          6.76        2.90        4.35        2.87
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   1.50          6.82        2.95        4.42        3.00
Less Distributions:
  From Net Investment Income                                        (0.05)           --       (0.05)      (0.07)      (0.13)
  In Excess of Net Investment Income                                   --            --          --       (0.01)         --
  From Net Realized Gains                                           (3.50)        (2.55)      (2.88)      (1.88)      (0.67)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (3.55)        (2.55)      (2.93)      (1.96)      (0.80)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $   23.94     $   25.99    $  21.72   $   21.70     $ 19.24
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
  Total Return                                                       +6.6%        +34.9%      +13.5%      +25.5%      +18.2%
  Net Assets, End of Period (In Millions)                       $   1,182     $   1,119    $    912   $     835     $   632
  Ratio of Expenses to Average Net Assets without Waivers,
    Absorptions and Fees Paid Indirectly by Advisor                   1.2%          1.2%        1.2%        1.1%        1.2%
  Ratio of Expenses to Average Net Assets                             1.1%          1.1%        1.2%        1.1%        1.2%
  Ratio of Net Investment Income to Average Net Assets                0.4%          0.3%        0.2%        0.4%        0.7%
  Portfolio Turnover Rate                                            83.2%         85.4%       88.5%      101.1%       89.8%

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.


DISTRIBUTION FEES

The fund has adopted a Rule 12b-1 distribution plan for the Advisor Class shares. Under the distribution plan, the fund may make monthly payments to the fund's distributor at the annual rate of 1.00% of the average daily net assets of the fund attributable to its Advisor Class shares. However, under the Distribution Agreement for the Advisor Class shares, payments to the fund's distributor under the distribution plan are limited to payment at an annual rate equal to 0.25% of the average daily net assets attributable to Advisor Class shares. In addition, the fund's distributor has agreed to voluntarily waive the 12b-1 fee to 0.15%. Shareholder approval is required to increase the distribution fee from 0.25% to 1.00%. The 12b-1 payments may be made for distribution-related services and other services that are primarily intended to result in the sale of Advisor Class shares of the fund. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Advisor Class shares of the fund and may cost more than other types of sales charges.

VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS

The fund is designed as an investment vehicle for variable annuity and variable life insurance contracts funded by separate accounts of certain insurance companies. The fund may sell its shares to the separate accounts of various insurance companies, which are not affiliated with each other, for the purpose of funding variable annuity and variable life insurance contracts. The fund currently does not foresee any disadvantages to contract owners arising out of the fact that it offers its shares to separate accounts of various insurance companies, which are not affiliated with each other, to serve as an investment medium for their variable products. However, it is theoretically possible that the interests of owners of various contracts participating in the fund through the separate accounts might, at some time, be in conflict. The fund's Board of Directors, however, will monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in the fund, and shares of another fund may be substituted. This might force the fund to sell securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell fund shares to any separate account or may suspend or terminate the offering of fund shares if this is required by law or regulatory authority or is in the best interest of the fund's shareholders.


SHARE PRICE

Your transaction price for buying or selling shares of the fund or a specific class of shares is the net asset value per share (NAV) of the fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

((Side Box))
---------------------------------------------------------------
We determine the share price or NAV of a fund or class by dividing net assets attributable to the fund or class (the value of the investments, cash, and other assets attributable to the fund or class minus the liabilities attributable to the fund or class) by the number of fund or class shares outstanding.
---------------------------------------------------------------

FOREIGN SECURITIES
Some of the fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when we calculate a fund's NAV generally will not be reflected in the fund's NAV. These events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that they would have a material effect on the fund's NAV.

BUYING SHARES

Only separate accounts established and maintained by insurance companies for purposes of funding variable annuity and variable life insurance contracts may invest in the fund. For instructions on how to direct a separate account to purchase shares in the fund, please refer to the prospectus of the insurance company's separate account. The Advisor Class shares of the fund do not impose any up-front sales charge but do charge a 12b-1 fee. Other sales charges may apply to the variable annuity or variable life insurance contract, which should be described in the prospectus of the insurance company's separate account. The fund may decline to accept a purchase order upon receipt when, in our judgment, it would not be in the best interest of the existing shareholders to accept the order. Shares of the fund will be sold at the net asset value next determined after receipt by the fund of a purchase order in proper form placed by an insurance company investing in the fund.


MULTIPLE CLASS PLAN
The fund has adopted a multiple class plan. It offers Investor Class shares and Advisor Class shares. Each class is offered at its net asset value and is subject to fees and expenses that may differ between classes. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan, and each class of shares is subject to different administrative and transfer agency fees and expenses.

SELLING SHARES

Shares of the fund may be redeemed on any business day. The price received upon redemption will be the NAV next determined after the redemption request in proper form is received by the fund. Contract owners should refer to the withdrawal or surrender instructions in the prospectus of the separate account for instructions on how to redeem shares. Once the redemption request is received in proper form, the fund will ordinarily forward payment to the separate account no later than seven days after receipt.


ADDITIONAL POLICIES

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these factors.

DISTRIBUTION AND TAX POLICIES

To the extent they are available, the fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund.

For information regarding tax implications for owners of variable annuity or variable life insurance contracts investing in the fund, please refer to the prospectus of your insurance company's separate account.


RESERVED RIGHTS

We reserve the right to:

o Reject any purchase request for any reason. Generally, we do this if the purchase is disruptive to the efficient management of a fund.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders.

o Reject any purchase or redemption request that does not contain all required documentation.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                                         FOR HEARING-IMPAIRED (TDD)
1-800-368-1683                                       1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   SERVICE@STRONG.COM
SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102 OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.

Strong Opportunity Fund II, Inc., SEC file number 811-6552